SUPPLEMENT DATED JUNE 21, 2021

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2021

FOR VALUE PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2021 for Value Portfolio (the “Prospectus”), and must be preceded or accompanied by the Prospectus.  Remember to review the Prospectus for other important information.  Capitalized terms not defined herein are as defined in the Prospectus.

Effective immediately, in the Principal Investment Strategies subsection, the last sentence of the first paragraph is deleted and replaced with the following:

As of December 31, 2020, the market capitalization range of the Russell 1000 Value Index was approximately $56.7 million to $435.5 billion.